
ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY
2023 Annual Shareholder Meeting
December 12, 2023
1

# 2023 Shareholder Meeting

This meeting was originally scheduled for November 16th, and it was adjourned due to an apparent lack of quorum. Upon review of the meeting, the company's provider, Broadridge Financial Solutions, identified its error, at no fault of American Battery Technology Company, in the tabulation. Once Broadridge rectified the error, the company achieved quorum. Broadridge has taken steps to ensure that proper checks are in place to prevent any future recurrence.

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

American Battery Technology Company

# 2023
# Shareholder Meeting

## Welcome

- Shareholder Meeting
- CEO Remarks
- Shareholder Questions



Lithium-Ion Battery Recycling

Primary Resource Development





Primary Lithium Manufacturing

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Introduction of Directors











Ryan Melsert

Julie Blunden

Rick Fezell

Elizabeth Lowery

Sherif Marakby



Bret Meich

**General Counsel, Board Secretary**

# Our ABTC Executive Team



**CEO and CTO**
Ryan Melsert



**Chief Financial Officer**
Jesse Deutsch



**Chief Operating Officer**
Andrés Meza



**Chief Mineral Resource Officer**
Scott Jolcover

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

# Voting on Items Proposed in the Proxy Statements



# Shareholder Vote

American Battery Technology Company
2023 Annual Shareholder Meeting
November 16, 2023

# Secretary's Report on Voting



# Adjournment of the Shareholder Meeting

# CEO Remarks

American Battery Technology Company
Ryan Melsert

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, the inability to source and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap economically and efficiently; the inability to materially increase recycling capacity; risks and uncertainties related to the Company's ability to continue as a going concern; changes in the volume or composition of feedstock materials processed at the Company's facilities; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2023. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

# 3 Independent Challenges to the North American Battery Supply Chain



## Security of Supply

**<1%**

**Of global battery materials produced by USA**

Less than 1% of the global manufacturing capacity of each of the primary battery metals (lithium, nickel, cobalt, and manganese) is currently within the US.

## Cost of Supply

**$ ↑↑↑**

**Cost of battery minerals has soared alongside supply scarcity**

The cost of manufacturing and importing these battery metals has grown rapidly over recent years as demand has grown at a far faster pace than new supply can enter the market.

## Environmental Impact of Supply

**Many conventional recycling and mining practices are harmful to the environment**

The mining and recycling of these battery metals through conventional techniques can result in the emission of large amounts of greenhouse gases, criteria pollutants, and contaminated water and soil.

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# ABTC IS SOLVING DOMESTIC BATTERY METALS SHORTAGE

## Lithium-Ion Battery Recycling
**Processing spent lithium-ion batteries to recover and reuse battery metals domestically**

## Primary Metals Resource Development
**Developing mineral resources to enable extraction of critical materials**

## Primary Metals Extraction
**Manufacturing battery metals from primary resources with new scalable technologies**


End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY



# Our Differentiation

***Integrating both primary and secondary battery materials leveraging new technologies within North America***

## 01. One Strategy, Two Methods

- The recycling operations capitalize on proven market-ready methods along with innovative value-add techniques that build upon each other
- Primary sourced lithium-bearing mining claims with one of the largest known deposits in the US
- Synergistic relationship of recycling and mining is a competitive advantage for offtake / feedstock agreements

## 02. Proprietary Technology

- Strategic de-manufacturing in recycling drives improved material recycle rates and allowing for scalable solutions
- Developed unique technology to extract lithium from claystone

## 03. Strategic Validation

- ABTC has received 4 U.S. DOE grant awards totalling close to $70M, has been technically validated by multiple industry leaders and government programs, and has formed collaborations with the two largest chemical companies in the world

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY


ABTC

# We Are Leveraging All Resources to Accelerate Commercialization

1. Resources in Place for Current Operations
2. Adjusted Smart Growth Strategy that Matches Current Market Trajectory
3. Fully Focused on Ramp Up with Near Term Revenue Anticipated
4. Continue to Improve, Innovate and Advance Unconventional Technologies

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Key Company Milestones – A Year in Review

1) Acquisition of facility for first commercial scale lithium-ion battery recycling operations
2) Selection for US DOE grant for construction of commercial scale LiOH refinery
3) Selection for US DOE grant for advanced battery recycling technologies
4) Publication of Tonopah Flats Maiden Resource Report
5) Completion of LiOH pilot plant design – US DOE approval
6) Execution of pre-payment agreement for recycled products
7) Strategic Partnership Agreement - BASF
8) Tonopah Flats – Execution of 3rd exploration drill program
9) Battery Recycling Facility – Start of Operations
10) Listing on Nasdaq Exchange

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Acquisition of Facility for First Commercial-Scale Lithium-Ion Battery Recycling Operations

***Fall 2022/Spring 2023***

- Commercial-scale battery recycling facility that is expected to process over 20,000 MT/year of battery materials, located in the Tahoe-Reno Industrial Center (TRIC) near Reno, NV, to implement commercial operations of its first-of-kind lithium-ion battery recycling technologies.



American Battery Technology Company's 137,000 square foot, commercial-scale, lithium-ion battery recycling facility in Nevada.

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Selection for US DOE Grant for Construction of Commercial-Scale LiOH Refinery

***October 2022***


THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV


>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

- ABTC received its $57 million contract award from the U.S. Department of Energy for a multi-year project to design, construct, and operate our first-of-kind commercial-scale lithium hydroxide manufacturing facility to be built on our Tonopah Flats Lithium Resource project.
- This project engages several world-class partners, including DuPont Water Solutions, the University of Nevada, Reno, and Argonne National Laboratory to support the commercialization of this next generation facility for the manufacturing of low-cost, low-environmental impact, and domestically produced critical battery minerals.

## Contracting of EPC Firm – Black & Veatch

- Engaged global critical infrastructure solutions leader Black & Veatch in a technical services agreement to support the design, construction, and commissioning of ABTC's first commercial-scale lithium hydroxide manufacturing facility in Tonopah, Nevada.
- Initiated design, construction of first-of-kind commercial-scale sedimentary-based lithium hydroxide manufacturing facility in Smoky Valley, Nevada.

# Selection for US DOE Grant for Advanced Battery Recycling Technologies

## November 2022

- As one of five companies selected for competitive funding under the battery recycling portion of the ‘Electric Drive Vehicle Battery Recycling and Second Life Applications’ opportunity from the U.S. Department of Energy (DOE).
- ABTC, and its partners will validate, test, and deploy three disruptive advanced separation and processing technologies ABTC will work in partnership with Novonix Group, University of Nevada, Reno, University of Utah , North Carolina State University, National Renewable Energy Laboratory, Argonne National Laboratory, and Idaho National Laboratory.



ABTC selected and finalized contract for a $20 million project with federal cost share of $10 million.

# Publication of Tonopah Flats Maiden Resource Report

## February 2023

Announced results of its third-party Qualified Person (QP) audited Inferred Resource Report

- The report classifies these resources as Inferred and indicates that the project contains 15.8 million tons of economically accessible lithium carbonate equivalent (LCE), establishing ABTC's Tonopah Flats Lithium Project as one of the largest known lithium claystone deposits in the United States. ABTC will continue developing Tonopah Flats from a resource to a potentially viable commercial reserve.


Li > 300 ppm
Li > 500 ppm
Li > 1,000 ppm

One of the Largest Known Lithium Deposits in US, currently classified as an Inferred resource of 15.8 million tons of lithium carbonate equivalent

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Completion of LiOH pilot plant design – US DOE approval

## April 2023

### Demonstration System - Major Technical Milestones Achieved

- ABTC in collaboration with DuPont and the University of Nevada, Reno, and supported by funding from the US DOE, has developed an integrated, first-of-kind process train specifically designed to access the lithium from unconventional claystone resources to produce a low-cost and low environmental impact lithium hydroxide monohydrate product that meets the rigorous specifications for use in high energy density battery cathode manufacturing.

- ABTC has successfully completed the first phase of this project, including the demonstration pilot plant design.



Claystone material collected from ABTC's Tonopah Flats Lithium Resource in Nevada.

# Execution of Pre-payment agreement for recycled products

## April 2023

- ABTC executed an agreement for the sale of this black mass intermediate material during the first phase of operations of this facility with TechMet-Mercuria SA, which is a joint venture incorporated in Switzerland between TechMet Limited, a private company dedicated to building world class projects that produce, process, and recycle technology metals critical to electric vehicles (EVs).



American Battery Technology Company's black mass product recovered and manufactured from spent lithium—ion batteries.

# Strategic Partnership with BASF

## July 2023

- BASF announced a strategic partnership with ABTC to support North American production of lithium-ion batteries with recycled content.

- ABTC will recycle battery scrap and off-spec material from BASF's customers at our commercial-scale lithium-ion battery recycling facility. The battery-grade metals as recovered by ABTC – such as nickel, cobalt, manganese, and lithium – will be subsequently used by BASF and their customers to produce new precursors and cathode active materials, respectively for use by North American battery manufactures.



For the past three years, the combined expertise of ABTC and BASF has brought them much closer to achieving the first integrated closed loop in battery recycling in North America.

TCD

**Groundbreaking partnership could revolutionize the battery industry: 'This is a major milestone'**

Tina Deines
October 10, 2023 · 2 min read

7

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

# Tonopah Flats – Execution of 3rd Exploration Drill Program

## July-October 2023

- Commenced and completed our third drill program to advance our Tonopah Flats Lithium Project, identified as one of the largest known lithium resources in the United States.
- The infill and step-out drill program consisted of 8 holes totaling approximately 6,700 feet of sampling and achieved the target core drilling depth of over 1,400 feet, one of the deepest lithium sampling activities in the region.
- This drill program has confirmed the presence of mineralization between step-out holes with infill drilling and further supports the development of this domestic resource towards upgraded Measured and Indicated classifications.



ABTC's Tonopah Flats team at our third exploration drill program near Tonopah, Nevada.

# Battery Recycling Facility – Start of Operations

## October 2023

- ABTC commenced the operational start-up of our commercial-scale, lithium-ion battery recycling facility located in the Tahoe-Reno Industrial Center (TRIC) in McCarran, Nevada, initiating implementation of its first-of-kind lithium-ion battery recycling technologies at an industrial scale.
- With an accelerated timeline to operations, the facility has now manufactured recycled products that are able to be sold for revenue generating operations through ABTC's already contracted offtake and marketing agreements.



A lithium-ion battery being recycling at the ABTC battery recycling facility.

# Listing on Nasdaq Exchange

## Sept-Oct 2023

- ABTC listed its shares and began trading on Nasdaq on September 21, 2023. The listing of its shares on this exchange represents a long-term strategic move for the company, allowing it to expand its reach in the capital markets and support the company's next phases of growth as it works to address the immense shortfall of low-cost and low-environmental impact domestically manufactured battery critical materials.


LIVE
Nasdaq MarketSite
ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY
Nasdaq
ABAT
NasdaqListed

On Thursday, October 19, 2023 and celebration of uplisting to Nasdaq, members and guests of the ABTC team rang the Nasdaq opening bell.

# Key Company Goals – The Year Ahead

1) Publication of Tonopah Flats Preliminary Economic Assessment (PEA)
2) Publication of updated Tonopah Flats Resource Report
3) Commissioning and first operations of LiOH pilot plant
4) Execution of long-term offtake agreement for Tonopah Flats LiOH
5) Performing 4$^{th}$ Tonopah Flats drill program – Move towards proven reserve
6) Publication of Tonopah Flats Preliminary Feasibility Study (PFS)
7) Execution of Strategic Partnership Agreement with BASF
8) Implementation of Battery Recycling hydrometallurgy processing train
9) Site selection for partner co-located commercial scale battery recycling facility
10) Permitting and construction of Tonopah Flats commercial LiOH refinery



# Questions



ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

Email: info@batterymetals.com
www.americanbatterytechnology.com

# Concluding Remarks
# *Thank You!*